Exhibit 99.3

INDEPENDENT AUDITOR’S REPORT

To the Members of

Rangeland Energy, LLC

Houston, Texas

We have audited the accompanying balance sheet of Rangeland Energy, LLC (a development stage enterprise) (the Company) as of December 31, 2010, and the related statements of operations, members’ equity, and cash flows for the year ended December 31, 2010 and for the period from inception (October 19, 2009) to December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rangeland Energy, LLC (a development stage enterprise), as of December 31, 2010, and the results of its operations and cash flows for the year ended December 31, 2010 and for the period from inception (October 19, 2009) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Weaver and Tidwell, L.L.P.

WEAVER AND TIDWELL, L.L.P.

Houston, Texas

March 14, 2011

AN INDEPENDENT MEMBER OF BAKER TILLY INTERNATIONAL	WEAVER AND TIDWELL LLP CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS WWW.WEAVERLLP.COM	HOUSTON 24 GREENWAY PLAZA, SUITE 1800, HOUSTON, TX 77046 P: (713) 850 8787 F: (713) 850 1673

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

BALANCE SHEET

DECEMBER 31, 2010

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,817,486
Prepaid and other current assets	77,893

Total current assets	2,895,379

NON-CURRENT ASSETS
Property and equipment, net	34,866

TOTAL ASSETS	$2,930,245

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$56,300
Due to affiliate	44,745

Total current liabilities	101,045

MEMBERS’ EQUITY
Contributed capital	4,610,743
Deficit accumulated during development stage	(1,781,543)

Total members’ equity	2,829,200

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,930,245

The Notes to Financial Statements are an integral part of this statement.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010 AND PERIOD FROM INCEPTION

(OCTOBER 19, 2009) TO DECEMBER 31, 2010

	Year Ended December 31, 2010	Period from Inception (October 19, 2009) to December 31, 2010
REVENUE	$—	$—

EXPENSES
Land option cost	12,500	12,500
Depreciation expense	6,389	7,193
Payroll expense	693,373	773,148
Professional fees	575,872	646,225
General and administrative expenses	294,752	343,001

Total expenses	1,582,886	1,782,067

OPERATING LOSS	(1,582,886)	(1,782,067)

OTHER INCOME
Interest income	524	524

NET LOSS	$(1,582,362)	$(1,781,543)

The Notes to Financial Statements are an integral part of these statements.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF MEMBERS’ EQUITY

PERIOD FROM INCEPTION (OCTOBER 19, 2009) TO DECEMBER 31, 2010

	Contributed Capital	Deficit Accumulated During Development Stage	Total Members’ Equity
BALANCE, October 19, 2009 (inception)	$—	$—	$—
Contributions	2,000,000	—	2,000,000
Distributions—origination fees	(16,885)	—	(16,885)
Net loss	—	(199,181)	(199,181)

BALANCE, December 31, 2009	1,983,115	(199,181)	1,783,934
Contributions	2,650,000	—	2,650,000
Distributions—origination fees	(22,372)	—	(22,372)
Net loss	—	(1,582,362)	(1,582,362)

BALANCE, December 31, 2010	$4,610,743	$(1,781,543)	$2,829,200

The Notes to Financial Statements are an integral part of these statements.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2010 AND PERIOD FROM INCEPTION

(OCTOBER 19, 2009) TO DECEMBER 31, 2010

	Year Ended December 31, 2010	Period from Inception (October 19, 2009) to December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,582,362)	$(1,781,543)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation expense	6,389	7,193
Change in operating assets and liabilities
Due to affiliate	44,745	44,745
Prepaid and other current assets	(69,640)	(77,893)
Accounts payable	51,471	56,300

Net cash used in operating activities	(1,549,397)	(1,751,198)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(13,655)	(42,059)

Net cash used in investing activities	(13,655)	(42,059)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	2,650,000	4,650,000
Distributions—origination fees	(22,372)	(39,257)

Net cash provided by financing activities	2,627,628	4,610,743

Net change in cash	1,064,576	2,817,486
CASH, beginning of year	1,752,910	—

CASH, end of year	$2,817,486	$2,817,486

The Notes to Financial Statements are an integral part of these statements.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS

NOTE 1.    ORGANIZATION AND BUSINESS OPERATIONS

Rangeland Energy, LLC (the Company) is a Delaware limited liability company formed on October 19, 2009 to acquire, develop and operate midstream assets in the continental United States, in accordance with its formation agreement and unit purchase agreement (collectively, Formation Agreements). The Company is owned by EnCap Energy Infrastructure Fund, L.P. (98.0%) and KVB Energy, LLC (2.0%) (Management Member) (collectively, the “Investor Group” or “Members”). Management Member manages the Company on behalf of the other members. A five-member Board of Managers governs the actions of the Company. Under the terms of the Formation Agreements, the Investor Group has committed to contribute up to $50 million to the Company. Of this commitment amount, the Investor Group contributed $4.65 million through December 31, 2010.

The Company is a development stage enterprise as defined by the Accounting Standards Codification (ASC) Topic 915, Development Stage Entities. The Company has been in the development stage since inception (October 19, 2009) and as of December 31, 2010, has yet to commence commercial operations or generate revenues. The Company’s primary activities since inception have been devoted to raising capital, obtaining permits, acquiring land, and incurring costs related to professional services and administrative functions, which have resulted in cumulative net losses from inception (October 19, 2009) to December 31, 2010 totaling $1,781,543.

NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents. At December 31, 2010, the Company’s cash balance totaled $2,817,486.

The Company did not pay taxes or interest from the period of inception (October 19, 2009) to December 31, 2010 that would require disclosure as supplemental items to the statements of cash flows.

Fair Value of Financial Instruments

The carrying value of cash, accounts payable and due to affiliate approximates their fair value due to the short maturity of these instruments.

Advertising

The Company expenses advertising costs as incurred and such costs are included in general and administrative expenses. Advertising costs totaled $11,494 and $13,159 for the year ended December 31, 2010 and for the period from inception (October 19, 2009) to December 31, 2010, respectively.

Income Taxes

The Company is organized as a Delaware Limited Liability Company and is treated as a flow-through entity for income tax purposes. As a result, the net taxable income of the Company and any related tax credits, for federal income tax purposes, are deemed to pass to the Members of the Company even though such net taxable income or tax credits may not have actually been distributed. Accordingly, no tax provision has been made in the financial statements of the Company since the income tax is an obligation of the Members.

On October 19, 2009, the Company implemented the provisions of ASC Topic 740, Income Taxes, relating to accounting for uncertainties in income taxes. ASC Topic 740 requires that the Company recognize in its

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS (Continued)

financial statements the financial effects of a tax position, if that position is more likely than not of being sustained upon examination, including resolution of any appeals or litigation processes, based upon the technical merits of the position. Management has reviewed the tax positions taken related to the Company’s tax classification and filing status, and is of the opinion that material positions taken would more likely than not be sustained upon examination.

In 2006, the State of Texas enacted the Texas Margin Tax Bill effective January 1, 2007 for the tax year ended December 31, 2007. At December 31, 2010, the Company has no taxable margin and, therefore, has no Texas Margin Tax liability.

Property and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided for using the straight-line method over five years. Depreciation expense totaled $6,389 and $7,193 for the year ended December 31, 2010 and for the period from inception (October 19, 2009) to December 31, 2010, respectively.

Use of Estimates

The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, expenses and disclosure of contingent assets and liabilities at the date of the financial statements. These estimates involve judgments with respect to numerous factors that are difficult to predict and are beyond management’s control. As a result, actual results could differ from these estimates.

Risks and Uncertainties

The Company is engaged in the development of a business to construct and operate midstream assets in the continental United States. The Company’s success is contingent upon securing the necessary permits and approvals from various state and federal governmental entities. In the event that such permits and approvals are not obtained, the Company will be required to pursue other business initiatives or cease operations.

NOTE 3.    EQUITY-BASED COMPENSATION

ASC Topic 718, Compensation—Stock Compensation, addresses the accounting for share-based payment transactions in which a company receives goods or services in exchange for: (a) equity instruments of the Company, or (b) liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments. ASC Topic 718 focuses primarily on accounting for transactions in which a company obtains employee services in share-based payment transactions. ASC Topic 718 generally requires that such transactions be accounted for using a fair value based method.

The Company was required to implement the provisions of ASC Topic 718 when the Board of Managers issued to certain key employees of Management Member certain management incentive units (MIU’s), entitling such persons to contractual distributions of profits of the Company if certain targeted investment returns are achieved. The MIU’s will be accounted for according to the requirements of ASC Topic 718 due to the payouts

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS (Continued)

being consistent with equity ownership of the Company based on the substantive terms of the instruments. A total of 1,000 MIU’s are authorized by the Formation Agreement and do not have an exercise price. The payout schedule is as follows:

Payout No. 1:	Holders of MIU’s have the right to receive 10.0% of distributions from the Company after Investor Payout No. 1 but prior to Investor Payout No. 2;

Payout No. 2:	Holders of MIU’s have the right to receive 15.0% of distributions from the Company after Investor Payout No. 2 but prior to Investor Payout No. 3;

Payout No. 3:	Holders of MIU’s have the right to receive 20.0% of distributions from the Company after Investor Payout No. 3 but prior to Investor Payout No. 4;

Payout No. 4:	Holders of MIU’s have the right to receive 23.0% of distributions from the Company after Investor Payout No. 4.

MIU’s represent non-voting equity interests and do not entitle the holders to voting rights. One thousand MIU’s have been issued during the period from inception (October 19, 2009) to December 31, 2010 and remain outstanding at December 31, 2010.

The members’ equity accounts will be adjusted for distributions paid to the members and additional capital contributions that are made by the members. All revenues, costs and expenses of the Company are allocated to the members in accordance with the Formation Agreements.

The MIU’s represent non-voting equity interests and do not have an exercise price. Members holding MIU’s shall be subject in all respects to the Formation Agreements, including provisions relating to the distribution of such profits, information rights with respect to the Company, and competition and confidentiality.

Based on the relevant terms that define the MIU’s, these instruments should be treated as an equity ownership interest of the Company, with no value attributed and no expense recognized. Similar instruments that qualify as equity-based compensation instruments (such as stock options and restricted stock) with similar performance metrics are considered performance vested instruments with no expense recognized until the Company’s achievement of such metrics are deemed “probable,” as defined by ASC Topic 718.

Given the aggressive metrics set forth by the Formation Agreements and the short history of the Company (due to its recent inception) as well as the practical scenarios under which similar instruments are typically realized by similar companies (units typically do not have value until a major asset liquidation event occurs, which cannot be deemed “probable” under ASC Topic 718 until it has occurred), the realization of these units is not probable at inception.

NOTE 4.    PROPERTY AND EQUIPMENT

Property and equipment is comprised of the following at December 31, 2010:

2010
Furniture and office equipment	$42,059
Less: accumulated depreciation	(7,193)

$34,866

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5.    RELATED PARTY TRANSACTIONS

Transactions between related parties are considered to be related party transactions even though they may not be given accounting recognition. ASC Topic 850, Related Party Transactions, requires that transactions with related parties that would make a difference in decision making shall be disclosed so that users of the financial statements can evaluate their significance. Related party transactions typically occur within the context of the following relationships:

•	Affiliates of the entity;

•	Entities for which investments in their equity securities is typically accounted for under the equity method by the investing entity;

•	Trusts for the benefit of employees;

•	Principal owners of the entity and members of their immediate families;

•	Management of the entity and members of their immediate families;

•

Other parties with which the entity may deal if one party controls or can significantly influence the management or operating policies of the other to the extent that one of the transacting parties might be prevented from fully pursuing its own separate interests;

•

Other parties that can significantly influence the management or operating policies of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

EnCap Energy Infrastructure Fund, L.P. and KVB Energy, LLC are considered related parties under ASC Topic 850.

In accordance with the Formation Agreements, the Company pays a 2% origination fee to EnCap Energy Infrastructure Fund, L.P. for each capital contribution received from EnCap Energy Infrastructure Fund, L.P. For the year ended December 31, 2010 and for the period from inception (October 19, 2009) to December 31, 2010, such fees totaled $44,745 and $78,515, respectively, which are recorded 50% as a distribution and 50% as a financing fee as required by the Formation Agreements. At December 31, 2010, origination fees totaling $44,745 have yet to be paid and are recorded as a current liability due to affiliate.

The Company employs three members of KVB Energy, LLC in management positions. For the year ended December 31, 2010 and for the period from inception (October 19, 2009) to December 31, 2010, the Company made payments totaling $708,148 and $783,556, respectively to these members as compensation for services and reimbursement of expenses, included in payroll and general and administrative expenses on the statement of operations.

NOTE 6.    COMMITMENTS AND CONTINGENCIES

Commitments

The Company leases office space under a non-cancelable operating agreement with a third party. At December 31, 2010, future minimum annual rental commitments under this lease are $27,836 for 2011, $25,098 for 2012 and zero thereafter for a total commitment of $52,934. Rental expense under this operating lease for the year ended December 31, 2010 and for the period from inception (October 19, 2009) to December 31, 2010 totaled $25,098 and $29,205, respectively.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO FINANCIAL STATEMENTS (Continued)

Contingencies

In the course of its business affairs and operations, the Company is subject to possible loss contingencies arising from federal, state and local environmental, health and safety laws and regulations and third party litigation. There are no matters which, in the opinion of management, will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

NOTE 7.    MEMBERS’ EQUITY ACCOUNTS

Under the terms of the Formation Agreements, the Board of Managers determines capital contribution requests, which are based on the Members’ commitment interest during that period of time, as defined by the Formation Agreements. Cash earnings on profits and any items in nature of income or gain will be applied to the Members’ capital accounts in accordance with their earnings interest, as defined by the Formation Agreements.

The Company has two classes of members’ equity, Members’ Equity and MIU’s. Members’ Equity has all the rights, privileges, preferences and obligations provided for in the Formation Agreements, which are consistent with an ordinary equity ownership interest. MIU’s do not have voting rights.

MIU’s will be entitled to share in distributions and allocations if and to the extent the base return, and to the extent applicable, the Payout No. 1, Payout No. 2, Payout No. 3 and Payout No. 4 thresholds have been met. MIU’s are discussed further in Note 3, Equity-Based Compensation.

NOTE 8.    RECENTLY ISSUED PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued new guidance related to fair value measurements and disclosures, included in ASC Topic 820, Fair Value Measurements and Disclosures. The update requires additional disclosures regarding input sources and valuation techniques and provides clarification of existing disclosures. These disclosures are required to be made for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within the fiscal year. The adoption of this guidance did not have a material impact on the Company’s financial statements.

NOTE 9.    EMPLOYEE BENEFIT PLAN

The Company provides an employer-sponsored defined contribution 401(k) plan for its employees. Under the terms of the plan agreement, the Company makes a Safe Harbor non-elective contribution to each individual employee in an amount equal to three percent of the employee’s compensation for the plan year. In addition, employer profit-sharing contributions to the plan are discretionary. Since the Company’s inception (October 19, 2009), there have been no employer or employee contributions to the plan.

NOTE 10.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events for potential recognition and/or disclosure through March 14, 2011, the date the financial statements were available to be issued, and determined that no events warrant disclosure, other than the following item:

In January 2011, the board approved a capital contribution request in the amount of $5.3 million which was executed in February 2011. In accordance with the Formation Agreements, 98% was funded by EnCap Energy Infrastructure Fund, L.P., and 2% was funded by KVB Energy, LLC.